EXHIBIT 99.1
                                                                    ------------

                    JUPITERMEDIA CORPORATION REPORTS RESULTS
                   FOR ITS FIRST QUARTER ENDED MARCH 31, 2003

(New York, NY - May 6, 2003) - Jupitermedia Corporation (Nasdaq: JUPM) today reported results for the quarter ended March 31, 2003. Revenues for the first quarter of 2003 were $8.2 million compared to revenues of $8.7 million for the same period last year. Net loss for the first quarter was $1.3 million, or $0.05 per share, compared to a net loss of $1.0 million, or $0.04 per share, for the same period last year.

"First quarter revenue was stymied by the impact of the impending Iraq war in February and March combined with the continuing choppy tech marketing climate. In addition, barter revenue decreased $1.0 million from the same quarter in the prior year largely due to the early termination of our agreement with Penton Media, Inc. Nonetheless, we have continued to control our operating costs in a difficult economic climate this quarter," stated Jupitermedia's Chairman and CEO Alan M. Meckler. "Our upcoming 802.11 Planet trade show, scheduled for June 25-27 in Boston, is one of the few technology events that is exhibiting significant growth twice per annum in the United States and around the world in Australia, Germany and Japan. The inaugural Computer Digital Expo (cdXpo), which we are running as a vertically focused Enterprise IT alternative to Comdex in Las Vegas during the same November time period, is gaining traction within the IT industry and has strong financial prospects. Our strong balance sheet, with $25.2 million in cash, $20.3 million in working capital and no debt, leaves us well positioned to continue to capitalize on acquisition opportunities and maximize shareholder value," added Meckler.

JUPITERMEDIA CORPORATION 1ST QUARTER 2003 FINANCIAL RESULTS CONFERENCE CALL
ALERT

Alan M. Meckler, Chairman and CEO, Christopher S. Cardell, President and COO, and Christopher J. Baudouin, Chief Financial Officer of Jupitermedia Corporation (Nasdaq: JUPM) announced the schedule for its conference call reviewing 2003 first quarter results for Wednesday, May 7, 2003 at 11:00 am EST (results will be released on Tuesday, May 6, 2003 after market close).

The conference call number is (877) 807-9258 for domestic participants and (706) 634-2391 for international participants; pass code "Jupitermedia First Quarter." Please call five minutes in advance to ensure that you are connected prior to the presentation. Instant replay will be available until Wednesday, May 21, 2003. Replay call numbers are (800) 642-1687 for domestic participants and (706) 645-9291 for international participants: pass code: 9558555.

NEW ONLINE CONTENT AREAS AND RESEARCH SERVICES

Jupitermedia continued to expand and strengthen its world-class proprietary content offerings and research services with the addition of the following:

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o    In January, Jupitermedia announced that its Jupiter Research division is the first research advisory firm to offer dedicated research analyst Weblogs. The new Web site at weblogs.jupiterresearch.com features Weblogs authored by senior Jupiter Research analysts and offers timely access to analysis on breaking news, events and announcements.

o In January, Jupiter Research launched its Jupiter Web Site Review service for businesses that want to maximize their effectiveness online. Jupiter Web Site Reviews are performed by Jupiter Research's most senior analysts who have years of Web site analysis experience. The service is not a lengthy consulting engagement, but instead a quick-turnaround, high value service, providing objective feedback on site quality. Jupiter Web Site Reviews help managers focus on and prioritize Web development efforts, ensure adherence to online best practices and advise about common mistakes.

o In March, Jupiter Research launched its 802.11 Mobility service. Jupiter Research's 802.11 Mobility service helps vendors understand adoption patterns of new wireless platforms to maximize the revenue opportunities. It also helps end users to effectively deploy 802.11 technology, lower adoption costs and total cost of ownership (TCO), and avoid mistakes that lead to higher costs, security breaches and other pitfalls.

o In April, Jupitermedia announced the acquisition of Nua.com (http://www.nua.com), a leading global resource for Internet trends and statistics, from Scope Communications Group of Dublin, Ireland. Terms of the acquisition were not disclosed. Nua.com is now a section on Jupitermedia's CyberAtlas.com (http://www.cyberatlas.com), a leading online source for statistics and research about the growth of the Internet and World Wide Web.

CONFERENCES AND TRADE SHOWS

Jupiter Events, a division of Jupitermedia, produces paid conferences and trade shows on IT and business-specific topics worldwide that are aligned with the content on our Web sites and our research offerings. Jupiter Events held six paid conferences and trade shows in the first quarter, each focusing on a different issue pertaining to information technology and the Internet industry. Events included: Instant Messaging Planet Spring 2003 Conference & Expo, Jupiter Content Management Conference & Expo 2003, Search Engine Strategies Spring 2003 Conference & Expo, 802.11 Planet Japan 2003 Conference & Expo, Jupiter Online Media Conference & Expo 2003 and Search Engine Strategies Australia 2003 Conference & Expo.

In February, Jupitermedia announced the launch of Computer Digital Expo Fall 2003, America's 21st Century Enterprise IT Conference & Expo, scheduled for November 17-21 in Las Vegas. The event will consist of four days of exhibits and five days of seminars at the new 1.8 million square foot Mandalay Bay Convention Center and hotel campus. Computer Digital Expo (cdXpo) is the next generation technology event with a vertical Enterprise IT focus.

In February, Jupitermedia also announced that it purchased a 49.9% interest in the trade show ISPCON from The Golden Group I, Inc. of Golden, Colorado. ISPCON, now in its 10th year, is the largest conference and expo serving the Service Provider industry, which includes both wired and wireless Internet Service Providers, Web hosts, competitive carriers and communications firms. The Golden Group I, Inc. will continue to manage the operations of ISPCON. Jupitermedia will provide marketing, sales and other event support. The financial terms of the deal were not disclosed.

In May, Jupitermedia announced that it has been engaged by Intel, IBM and Cisco to organize and manage an Asia-Pacific multi-country seven city series called the "Intel-IBM-Cisco Mobility Forums" during the months of May and June 2003. Representatives from Intel, IBM and Cisco will offer insights on various aspects of 802.11 mobility equipment and solutions at seminars moderated by Jupiter Research analysts and Jupitermedia editors.

Jupiter Events has announced the launch of the following conferences and trade shows for the remainder of 2003:

o    ClickZ E-Mail Strategies Spring 2003 Conference & Expo (May 19-20, New
     York, NY)
o    Search Engine Strategies 2003 Conference & Expo (June 3-4, London, U.K.)
o    Enterprise Linux Forum Spring 2003 Conference & Expo (June 4-6, Santa
     Clara, CA)
o    Weblog Business Strategies 2003 Conference & Expo (June 9-10, Boston, MA)
o    802.11 Planet Spring 2003 Conference & Expo (June 25-27, Boston, MA)
o Instant Messaging Planet Australia 2003 Conference & Expo (July 17-18, Sydney, AU)
o    Jupiter Plug.IN Conference & Expo 2003 (July 28-29, 2003, New York, NY)
o Jupiter Advertising Forum Conference & Expo 2003 (July 30-31, 2003, New York, NY)
o ClickZ E-Mail Strategies Summer 2003 Conference & Expo (Aug. 18, 2003, Chicago, IL)
o    Search Engine Strategies 2003 Conference & Expo (August 18-21, San Jose,
     CA)
o    Flash Kit Conference & Expo 2003 (August 21-22, 2003, San Jose, CA)
o    IT Service Management Forum Conference & Expo (September 15-20, St. Louis,
     MO)
o    802.11 Planet Australia 2003 Conference & Expo (September 18-19, Sydney,
     AU)
o    802.11 Planet Europe 2003 Conference & Expo (September 29-30, Munich,
     Germany)
o Instant Messaging Planet Fall 2003 Conference & Expo (Oct. 15-16, 2003, San Jose, CA)
o Enterprise Linux Forum Fall 2003 Conference & Expo (Oct. 22-23, Washington, D.C.)
o Search Engine Strategies 2003 Conference & Expo (Nov. 10-11, 2003, Munich, Germany)
o Computer Digital Expo Fall 2003 Conference & Expo (November 17-21, Las Vegas, NV)
o    ClickZ E-Mail Strategies Australia 2003 Conference & Expo (Nov. 28, Sydney,
     AU)
o    802.11 Planet Fall 2003 Conference & Expo (December 3-5, San Jose, CA)
o ClickZ E-Mail Strategies Fall 2003 Conference & Expo (Dec. 4-5, 2003, San Jose, CA)
o Search Engine Strategies 2003 Conference & Expo (December 9-10, 2003, Chicago, IL)

VENTURE FUND INVESTMENTS

Jupitermedia is the portfolio manager of internet.com Venture Fund I LLC (April '99), internet.com Venture Fund II LLC (November '99) and internet.com Venture Partners III LLC (June '00), which have invested in over 40 Internet properties to date. internet.com Venture Funds I and II and internet.com Venture Partners III were formed to invest in early-stage online content providers serving targeted business-to-business markets that follow the strategy of, but are not competitive with, Jupitermedia. Jupitermedia is an investor in all three funds. In October 2002, internet.com Venture Partners III was amended to reduce its committed capital from $75 million to $22.5 million. Jupitermedia no longer has any outstanding capital commitments related to these venture funds.

STOCK REPURCHASE PROGRAM

In October 2001, Jupitermedia announced that its Board of Directors had authorized the expenditure of up to $1.0 million to repurchase the Company's outstanding common stock. Any purchases under Jupitermedia's stock repurchase program may be made, from time-to-time, in the open market, through block trades or otherwise, at the discretion of Company management. Depending on market conditions and other factors, these purchases may be commenced or suspended at any time or from time-to-time without prior notice. There were no repurchases during the first quarter of 2003.

METRICS

o    March 2003 page views were over 200 million

o March 2003 total views were over 260 million (includes Web site page views, e-mail newsletter views and e-mail discussion list views)

o    4.4 million e-mail newsletter subscribers as of March 31, 2003

o Over 6.8 million total opt-in e-mail rental list subscribers as of March 31, 2003

o    Over 600,000 unique opt-in e-mail rental list subscribers as of March 31,
     2003

o    March 2003 unique users were over 17 million

o    267 employees as of March 31, 2003

SEGMENT INFORMATION

The following tables summarize the results of the segments of Jupitermedia for the three months ended March 31, 2002 and 2003. Online Media consists of the internet.com and EarthWeb.com Network. Research represents the Jupiter Research division. Events represent the Jupiter Events division. Other includes corporate overhead, depreciation, amortization and venture fund related activities. The following amounts are presented in thousands.


                                                           THREE MONTHS ENDED
                                                                MARCH 31,
                                                         ----------------------
                                                           2002           2003
                                                         -------        -------
Revenues:
     Online Media                                        $ 7,345        $ 4,645
     Research                                               --            2,276
     Events                                                1,006          1,177
     Other                                                   325            147
                                                         -------        -------
                                                         $ 8,676        $ 8,245
                                                         -------        -------

Cost of revenues and operating expenses:
     Online Media                                        $ 6,290        $ 4,092
     Research                                               --            2,587
     Events                                                1,180          1,313
     Other                                                 2,001          1,598
                                                         -------        -------
                                                         $ 9,471        $ 9,590
                                                         -------        -------

Operating income (loss):
     Online Media                                        $ 1,055        $   553
     Research                                               --             (311)
     Events                                                 (174)          (136)
     Other                                                (1,676)        (1,451)
                                                         -------        -------
                                                         $  (795)       $(1,345)
                                                         =======        =======

BUSINESS OUTLOOK

Jupitermedia's financial guidance is prepared in accordance with accounting principles generally accepted in the United States of America. Historical results below have been adjusted to conform to this presentation. The following forward looking-statements reflect Jupitermedia's expectations as of May 6, 2003. Due to potential changes in general economic conditions, the recently announced launch of Computer Digital Expo and the various other risk factors discussed below and in Jupitermedia's reports filed with the Securities and Exchange Commission from time to time, actual results may differ materially. Jupitermedia intends to continue its practice of not updating forward-looking statements until its next quarterly results announcement, other than in publicly available statements.

FUTURE EXPECTATIONS
                                        Actual                                               Total
                                        Q1 2003     Q2 2003      Q3 2003      Q4 2003         2003
                                        -------     -------      -------      -------         ----
                                                  (in millions, except per share amounts)
Revenues                                  $8.2     $9.5-10.5    $9.5-10.5    $14.0-15.0    $41.2-44.2
Cost of revenues, advertising,
 promotion & selling, and general
 & administrative expenses                $9.0     $9.5-10.5    $9.0-10.0    $12.8-13.8    $40.3-43.3
Depreciation and amortization             $0.6       $0.6          $0.5         $0.5          $2.2
Interest income                           $0.1       $0.1          $0.1         $0.1          $0.4
Net income (loss)                        $(1.3)     $(0.5)         $0.1         $0.8         $(0.9)
Share count                               25.3       25.3          25.5         25.5          25.3
Earnings (loss) per share               $(0.05)     $(0.02)       $0.00        $0.03         $(0.04)

ABOUT JUPITERMEDIA CORPORATION

Jupitermedia Corporation (Nasdaq: JUPM), (www.jupitermedia.com) headquartered in Darien, CT, is a leading provider of global real-time news, information, research and media resources for information technology and Internet industry professionals. Jupitermedia includes the internet.com and EarthWeb.com Network of over 150 Web sites and 175 e-mail newsletters that generate over 200 million page views monthly. Jupitermedia also includes Jupiter Research, a leading international research advisory organization specializing in business and technology market research in 18 business areas and 11 vertical markets. In addition, Jupiter Events include nearly 40 offline conferences and trade shows focused on IT and business-specific topics, including Computer Digital Expo, America's 21st Century Enterprise IT Conference & Expo (www.cdxpo.com).

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: STATEMENTS IN THIS PRESS RELEASE WHICH ARE NOT HISTORICAL FACTS ARE "FORWARD-LOOKING STATEMENTS" THAT ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. THE POTENTIAL RISKS AND UNCERTAINTIES ADDRESS A VARIETY OF SUBJECTS INCLUDING, FOR EXAMPLE, THE COMPETITIVE ENVIRONMENT IN WHICH JUPITERMEDIA CORPORATION COMPETES; THE UNPREDICTABILITY OF JUPITERMEDIA CORPORATION'S FUTURE REVENUES, EXPENSES, CASH FLOWS AND STOCK PRICE; JUPITERMEDIA CORPORATION'S ABILITY TO INTEGRATE ACQUIRED BUSINESSES, PRODUCTS AND PERSONNEL INTO ITS EXISTING BUSINESSES; JUPITERMEDIA CORPORATION'S INTERNATIONAL AND VENTURE FUND INVESTMENTS; ANY MATERIAL CHANGE IN JUPITERMEDIA CORPORATION'S INTELLECTUAL PROPERTY RIGHTS AND CONTINUED GROWTH AND ACCEPTANCE OF INFORMATION TECHNOLOGY AND THE INTERNET. FOR A MORE DETAILED DISCUSSION OF SUCH RISKS AND UNCERTAINTIES, REFER TO JUPITERMEDIA CORPORATION'S REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES ACT OF 1933 AND THE SECURITIES EXCHANGE ACT OF 1934. THE FORWARD-LOOKING STATEMENTS INCLUDED HEREIN ARE MADE AS OF THE DATE OF THIS PRESS RELEASE, AND JUPITERMEDIA CORPORATION ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS AFTER THE DATE HEREOF.

CONTACT:
Mary Ann Boland
Marketing and Public Relations Associate
212-547-7939
mboland@jupitermedia.com

                            JUPITERMEDIA CORPORATION
                           CONSOLIDATED BALANCE SHEETS
                      DECEMBER 31, 2002 AND MARCH 31, 2003
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                DECEMBER 31,      MARCH 31,
                                                                                    2002            2003
                                                                                ------------    ------------
                                                                                                 (UNAUDITED)
                                  ASSETS

Current assets:
   Cash and cash equivalents                                                    $     25,451    $     25,219
   Accounts receivable, net of allowances of $1,056 and $1,028, respectively           7,521           6,109
   Unbilled accounts receivable                                                        1,999             753
   Prepaid expenses and other                                                            794           1,116
                                                                                ------------    ------------
       Total current assets                                                           35,765          33,197

Property and equipment, net of accumulated depreciation of $7,656 and $8,010,
  respectively                                                                         1,924           1,646
Intangible assets, net of accumulated amortization of $1,833 and $2,073,
  respectively                                                                         1,473           1,482
Goodwill                                                                               8,377           8,422
Investments and other assets                                                           1,768           1,741
                                                                                ------------    ------------
       Total assets                                                             $     49,307    $     46,488
                                                                                ============    ============

                   LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable                                                             $      1,386    $      1,505
   Accrued payroll and related expenses                                                2,014           1,380
   Accrued expenses and other                                                          3,823           3,028
   Deferred revenues                                                                   7,230           7,023
                                                                                ------------    ------------
       Total current liabilities                                                      14,453          12,936
                                                                                ------------    ------------

       Total liabilities                                                              14,453          12,936
                                                                                ------------    ------------

Stockholders' equity:
   Preferred stock, $.01 par value, 4,000,000 shares authorized, no shares
     issued                                                                             --              --
   Common stock, $.01 par value, 75,000,000 shares authorized, 25,342,017 and
     25,352,941 shares issued at December 31, 2002 and March 31, 2003, respectively
                                                                                         253             254
   Additional paid-in capital                                                        175,487         175,508
   Accumulated deficit                                                              (140,809)       (142,139)
   Treasury stock, 65,000 shares at cost                                                (106)           (106)
   Accumulated other comprehensive income                                                 29              35
                                                                                ------------    ------------
       Total stockholders' equity                                                     34,854          33,552
                                                                                ------------    ------------
       Total liabilities and stockholders' equity                               $     49,307    $     46,488
                                                                                ============    ============

                            JUPITERMEDIA CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
               FOR THE THREE MONTHS ENDED MARCH 31, 2002 AND 2003
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                          THREE MONTHS ENDED
                                                               MARCH 31,
                                                       ------------------------
                                                          2002          2003
                                                       ----------    ----------
Revenues                                               $    8,676    $    8,245
Cost of revenues                                            3,534         4,672
                                                       ----------    ----------

Gross profit                                                5,142         3,573
                                                       ----------    ----------

Operating expenses:
    Advertising, promotion and selling                      3,365         2,722
    General and administrative                              1,743         1,593
    Depreciation                                              657           363
    Amortization                                              172           240
                                                       ----------    ----------
Total operating expenses                                    5,937         4,918
                                                       ----------    ----------

Operating loss                                               (795)       (1,345)

Loss on investments and other, net                           (109)          (55)
Interest income                                               104            89
                                                       ----------    ----------
Loss before income taxes, minority interests
  and equity loss from venture fund investments, net         (800)       (1,311)


Provision for income taxes                                      6          --
    Minority interests                                          1             4
Equity loss from venture fund investments, net               (226)          (23)
                                                       ----------    ----------
Net loss                                               $   (1,031)   $   (1,330)
                                                       ==========    ==========

Basic net loss per share                               $    (0.04)   $    (0.05)
                                                       ==========    ==========

Basic weighted average shares outstanding                  25,333        25,283
                                                       ==========    ==========

Diluted net loss per share                             $    (0.04)   $    (0.05)
                                                       ==========    ==========

Diluted weighted average shares outstanding                25,333        25,283
                                                       ==========    ==========

                            JUPITERMEDIA CORPORATION
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
               FOR THE THREE MONTHS ENDED MARCH 31, 2002 AND 2003
                                   (UNAUDITED)
                                 (IN THOUSANDS)

                                                          THREE MONTHS ENDED
                                                               MARCH 31,
                                                       ------------------------
                                                          2002          2003
                                                       ----------    ----------
Cash flows from operating activities:
    Net loss                                           $   (1,031)   $   (1,330)
    Adjustments to reconcile net cash provided by
     operating activities:
      Depreciation and amortization                           829           603
      Barter transactions, net                               (333)         (228)
      Provision for losses on accounts receivable             280             6
      Minority interests                                       (1)           (4)
      Equity loss from venture fund investments, net          226            23
      Loss on investments and other, net                      109            55
    Changes in current assets and liabilities
     (net of businesses acquired):
      Accounts receivable                                     877         1,478
      Unbilled accounts receivable                           --           1,273
      Prepaid expenses and other                             (231)         (318)
      Accounts payable and accrued expenses                (1,033)       (1,400)
      Deferred revenues                                       726            21
                                                       ----------    ----------
         Net cash provided by operating activities            418           179
                                                       ----------    ----------

Cash flows from investing activities:
    Additions to property and equipment                      (108)          (91)
    Acquisitions of businesses and other                     (444)         (393)
    Proceeds from sales of assets and other                   173            50
                                                       ----------    ----------
         Net cash used in investing activities               (379)         (434)
                                                       ----------    ----------

Cash flows from financing activities:
    Proceeds from exercise of stock options                  --              23
                                                       ----------    ----------
         Net cash provided by financing activities           --              23
                                                       ----------    ----------

Net increase (decrease) in cash and cash equivalents           39          (232)
Cash and cash equivalents, beginning of period             25,100        25,451
                                                       ----------    ----------
Cash and cash equivalents, end of period               $   25,139    $   25,219
                                                       ==========    ==========

Supplemental disclosures of cash flow:
    Cash paid for income taxes                         $       12    $        3
                                                       ==========    ==========